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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 12, 1998 included in CD Warehouse, Inc.'s Form 8-K dated June 26, 1998 and to all references to our Firm included in this registration statement.

                                                     /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
February 22, 1999